UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                               September 21, 2005
                Date of Report (Date of earliest event reported)

                          China Digital Wireless, Inc.
             (Exact name of registrant as specified in its charter)


          Nevada                         333-120431               90-0093373
(State or other jurisdiction            (Commission           (I.R.S. Employer
     of incorporation)                  File Number)         Identification No.)

                               429 Guangdong Road
                             Shanghai, China 200001
              (Address of Principal Executive Offices and Zip Code)

                              (011) 86-21-6336-8686
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01     Entry into a Material Definitive Agreement


On August 9, 2005, China Digital Wireless, Inc. (the "Company") announced its intent to apply for listing on the American Stock Exchange ("AMEX"). In connection with the AMEX application, certain persons who hold more than 200,000 shares of the Company's common stock ("Common Stock") have entered in lockup agreements with the Company. Under such lockup agreements the stockholders have generally agreed to not offer, sell, assign or otherwise transfer a portion of their stock or other equity securities of the Company without prior written consent of the Company until the earlier of (i) 180 days after the date of the lockup agreements or (ii) the date that AMEX has approved the Company's listing application. The lockup agreements became effective on September 21, 2005, and were executed by ten of the Company's officers and directors and three additional stockholders. Under the lockup agreements with the non-officer/director stockholders, the Company issued an aggregate of 128,576 shares of common stock in consideration.

The form of the lockup agreement that does not include the issuance of additional shares (the "Lockup Agreement") is attached hereto as Exhibit 99.1.

The form of the lockup agreement that does include the issuance of additional shares (the "Additional Share Issuance and Lockup Agreement") is attached hereto as Exhibit 99.2.

Item 5.05  Amendments to the Registrant's Code of Ethics

On September 21, 2005, the Company's board of directors approved a Code of Conduct and Ethics (the "Code of Ethics"), which revised the previous code of ethics. The revised Code of Ethics applies to all directors, officers and employees of the Company and its subsidiaries. The previously adopted code of ethics has been revised to be broader in scope and applicable to more persons. A complete copy of the Code of Ethics is being filed as Exhibit 14.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.               Description
-----------               -----------

14.1                      Code of Ethics
99.1                      Form of Lockup Agreement
99.2                      Form of Additional Share Issuance and Lockup Agreement













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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CHINA DIGITAL WIRELESS, INC.


                                           By  /s/ Tai Caihua
                                             -----------------------------------
                                             Tai Caihua
                                             President and Chairman of the Board


Dated: September 21, 2005